                         Table of Contents

                                  OVERVIEW
                    LETTER TO SHAREHOLDERS       1
                         ECONOMIC SNAPSHOT       2

                       PERFORMANCE SUMMARY
                         RETURN HIGHLIGHTS       4
            GROWTH OF A $10,000 INVESTMENT       6

                     PORTFOLIO AT A GLANCE
                            CREDIT QUALITY       7
             TWELVE-MONTH DIVIDEND HISTORY       7
                          TOP FIVE SECTORS       7
          Q&A WITH YOUR PORTFOLIO MANAGERS       8
                         GLOSSARY OF TERMS      11

                            BY THE NUMBERS
                   YOUR FUND'S INVESTMENTS      12
                      FINANCIAL STATEMENTS      21
             NOTES TO FINANCIAL STATEMENTS      27
            REPORT OF INDEPENDENT AUDITORS      35

                          VAN KAMPEN FUNDS
            THE VAN KAMPEN FAMILY OF FUNDS      36
     FUND OFFICERS AND IMPORTANT ADDRESSES      37

It is times like these when money- management experience may make a difference.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
September 20, 2000

Dear Shareholder,

Whether you have held your fund for years or just joined the Van Kampen family of shareholders in the last few months, you are likely to have questions and even some concerns about how recent market volatility has affected your investment. I encourage you to review the following Q&A in which your portfolio manager provides an update on how your fund is being managed in this environment.

It is times like these when money-management experience may make a difference. Toward that end, you should know that Van Kampen is one of the nation's oldest investment-management firms, with a history of money management dating back to 1926. Our portfolio managers have invested in all types of market conditions--during bull and bear markets, periods of inflation and rising interest rates, and now a technology revolution. We have managed money long enough to understand short-term market volatility and the value of investing for the long term.

                  As we move through the second half of 2000, count on us to continue to draw on the wisdom of our 74 years of experience.
Along those lines, Van Kampen's "Generations of Experience" is the theme of a national advertising campaign that we recently kicked off. The message emphasizes our depth of investment-management history, as well as our firm belief that with the right investments, anyone can realize life's true wealth.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Investments

ECONOMIC SNAPSHOT

ECONOMIC GROWTH
ECONOMIC GROWTH REMAINED STRONG, UNDERPINNED BY LOW UNEMPLOYMENT AND RISING PRODUCTIVITY, YET THERE WERE SIGNS THAT A HEALTHY SLOWDOWN HAD BEGUN. GROSS DOMESTIC PRODUCT, THE PRIMARY MEASURE OF ECONOMIC GROWTH, INCREASED AT A 5.3 PERCENT ANNUALIZED RATE FOR THE SECOND QUARTER OF 2000. WHILE THIS FIGURE REPRESENTS A MODEST INCREASE FROM THE PREVIOUS QUARTER, IT SUGGESTS THAT GROWTH MIGHT BE SETTLING INTO A MORE MODERATE AND SUSTAINABLE PACE THAN ITS RAPID RATE IN LATE 1999.

CONSUMER SPENDING AND EMPLOYMENT
TOWARD THE END OF THE REPORTING PERIOD, INFLATION FEARS BEGAN TO SUBSIDE DUE TO A SLOWDOWN IN CONSUMER SPENDING AND A SLACKENING OF THE LABOR MARKET. RISING INTEREST RATES FINALLY BEGAN TO TEMPER RETAIL SALES, WHICH IN AUGUST POSTED THE WEAKEST MONTHLY GROWTH SINCE SPRING. ALTHOUGH THE TREND HAS BEEN DOWNWARD THIS YEAR, CONSUMER SPENDING REMAINS SOUND.

THE JOBLESS RATE CONTINUED TO BE LOW BY HISTORICAL STANDARDS, BUT A RECENT LEVELING-OFF OF PAYROLL FIGURES AND A SLIGHT RISE IN AUGUST UNEMPLOYMENT SUGGEST THE LABOR MARKET IS EASING. WHILE EMPLOYER COSTS SUCH AS WAGES AND BENEFITS HAVE BEEN ON THE RISE OVER THE PAST YEAR, THE LATEST SHIFT IN THE LABOR MARKET HAS STARTED TO REVERSE THIS TREND--THE EMPLOYMENT COST INDEX SHOWED A MARKED DECELERATION BETWEEN THE FIRST AND SECOND QUARTERS OF 2000.

INTEREST RATES AND INFLATION
THE FEDERAL RESERVE BOARD (THE FED) RAISED INTEREST RATES FOUR TIMES DURING THE REPORTING PERIOD IN AN EFFORT TO WARD OFF INFLATION BY CURBING ECONOMIC GROWTH. OVER THE SAME PERIOD, THE CONSUMER PRICE INDEX ROSE A MODERATE 3.2 PERCENT, WHICH INDICATED THAT INFLATION GENERALLY REMAINED UNDER CONTROL.

GIVEN THE STRONG YET SUSTAINABLE PACE OF ECONOMIC GROWTH AND THE FAVORABLE INFLATIONARY ENVIRONMENT, THE FED MAY HOLD INTEREST RATES STEADY IN THE SHORT TERM, WHICH COULD HELP TO STABILIZE THE STOCK AND BOND MARKETS.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES
(June 30, 1998--June 30, 2000)
[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Jun 98                                                                           2.10
Sep 98                                                                           3.80
Dec 98                                                                           5.90
Mar 99                                                                           3.50
Jun 99                                                                           2.50
Sep 99                                                                           5.70
Dec 99                                                                           8.30
Mar 00                                                                           4.80
Jun 00                                                                           5.30

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(August 31, 1998--August 31, 2000)

[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Aug 98                                                                      5.50                               1.60
                                                                            5.25                               1.50
                                                                            5.00                               1.50
Nov 98                                                                      4.75                               1.50
                                                                            4.75                               1.60
                                                                            4.75                               1.70
Feb 99                                                                      4.75                               1.60
                                                                            4.75                               1.70
                                                                            4.75                               2.30
May 99                                                                      4.75                               2.10
                                                                            5.00                               2.00
                                                                            5.00                               2.10
Aug 99                                                                      5.25                               2.30
                                                                            5.25                               2.60
                                                                            5.25                               2.60
Nov 99                                                                      5.50                               2.60
                                                                            5.50                               2.70
                                                                            5.50                               2.70
Feb 00                                                                      5.75                               3.20
                                                                            6.00                               3.70
                                                                            6.00                               3.00
May 00                                                                      6.50                               3.10
                                                                            6.50                               3.70
                                                                            6.50                               3.60
Aug 00                                                                      6.50                               3.20

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percent change of the Consumer Price Index for all urban consumers at the end of each month.

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of August 31, 2000)

                                       A SHARES   B SHARES   C SHARES
-------------------------------------------------------------------------
One-year total return based on
NAV(1)                                    3.09%      2.43%      2.45%
-------------------------------------------------------------------------
One-year total return(2)                 -1.75%     -1.27%      1.53%
-------------------------------------------------------------------------
Five-year average annual total
return(2)                                 6.08%      6.10%      6.29%
-------------------------------------------------------------------------
Ten-year average annual total
return(2)                                 9.78%        N/A        N/A
-------------------------------------------------------------------------
Life-of-Fund average annual total
return(2)                                 8.46%      7.52%(3)    6.10%
-------------------------------------------------------------------------
Commencement date                      10/02/78   07/02/92   07/06/93
-------------------------------------------------------------------------
Distribution rate(4)                     10.56%     10.27%     10.33%
-------------------------------------------------------------------------
SEC Yield(5)                             11.23%     10.97%     11.04%
-------------------------------------------------------------------------

    N/A = Not Applicable

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (4.75% for Class A Shares) or contingent deferred sales charge ("CDSC") for Class B and C Shares. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated without the effect of the maximum 4% CDSC, charged on certain redemptions made within the first and second year of purchase and declining thereafter to 0% after the fifth year. Returns for Class C Shares are calculated without the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower.

(2) Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (4.75% for Class A Shares) or contingent deferred sales charge ("CDSC") for Class B and C Shares. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated with the effect of the maximum 4% CDSC, charged on certain redemptions made within the first and second year of purchase and declining thereafter to 0% after the fifth year. Returns for Class C Shares are calculated with the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase.

(3) The total return reflects the conversion of Class B Shares into Class A Shares six years after the end of the calendar month in which the shares were purchased. See footnote 3 in the Notes to Financial Statements for additional information.

(4) Distribution rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

(5) SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ending August 31, 2000.

    An investment in the Fund is subject to investment risks, and you could lose money on your investment in the Fund. Please review the Risk/Return Summary of the Prospectus for further details on investment risks. Fund shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Investment return and net asset value will fluctuate with market conditions.

    Market forecasts provided in this report may not necessarily come to pass.

GROWTH OF A $10,000 INVESTMENT

(August 31, 1990--August 31, 2000)

 [INVESTMENT PERFORMANCE GRAPH]

                                                 HIGH INCOME CORPORATE     CREDIT SUISSE FIRST BOSTON    LIPPER HIGH YIELD BOND
                                                       BOND FUND            GLOBAL HIGH YIELD INDEX            FUND INDEX
                                                 ---------------------     --------------------------    ----------------------
8/90                                                    9522.00                     10000.00                    10000.00
                                                        8900.00                      9238.00                     9457.00
                                                        8421.00                      9230.00                     9113.00
                                                        9531.00                     10939.00                    10544.00
                                                       10294.00                     11750.00                    11322.00
                                                       11197.00                     12649.00                    12145.00
12/91                                                  11897.00                     13269.00                    12778.00
                                                       12975.00                     14355.00                    13935.00
                                                       13418.00                     14707.00                    14385.00
                                                       13915.00                     15238.00                    14954.00
12/92                                                  13970.00                     15479.00                    15125.00
                                                       14883.00                     16559.00                    16175.00
                                                       15705.00                     17202.00                    16951.00
                                                       15898.00                     17629.00                    17267.00
12/93                                                  16642.00                     18406.00                    18126.00
                                                       16546.00                     18211.00                    17933.00
                                                       16401.00                     17948.00                    17694.00
                                                       16222.00                     18235.00                    17689.00
12/94                                                  16040.00                     18227.00                    17459.00
                                                       16795.00                     19085.00                    18311.00
                                                       17595.00                     20191.00                    19276.00
                                                       18279.00                     20798.00                    19941.00
12/95                                                  18836.00                     21396.00                    20494.00
                                                       19434.00                     21859.00                    21017.00
                                                       19955.00                     22204.00                    21366.00
                                                       20779.00                     23037.00                    22378.00
12/96                                                  21408.00                     24053.00                    23154.00
                                                       21707.00                     24408.00                    23261.00
                                                       22706.00                     25461.00                    24493.00
                                                       23763.00                     26659.00                    25814.00
12/97                                                  24029.00                     27090.00                    26204.00
                                                       25211.00                     27904.00                    27356.00
                                                       25435.00                     28257.00                    27459.00
                                                       23349.00                     26520.00                    25386.00
12/98                                                  24140.00                     27248.00                    26185.00
                                                       24810.00                     27696.00                    27020.00
                                                       24736.00                     28016.00                    27193.00
                                                       24577.00                     27567.00                    26719.00
12/99                                                  25082.00                     28141.00                    27438.00
                                                       24979.00                     27779.00                    27020.00
                                                       25196.00                     27905.00                    26913.00
8/00                                                   25421.00                     28356.00                    27102.00

This chart compares your fund's performance to that of the Credit Suisse First Boston High Yield Index and the Lipper High Yield Bond Fund Index over time.

These indexes are unmanaged broad-based, statistical composites that do not include any commissions or fees that would be paid by an investor purchasing the securities they represent. Such costs would lower the performance of these indexes. The historical performance of the indexes is shown for illustrative purposes only; it is not meant to forecast, imply, or guarantee the future performance of any investment vehicle. It is not possible to invest directly in an index.

The above chart reflects the performance of Class A shares of the fund. The performance of Class A shares will differ from that of other share classes of the fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The fund's performance assumes reinvestment of all distributions, and includes payment of the maximum sales charge (4.75% for Class A shares).

While past performance is no guarantee of future results, the above information provides a broader vantage point from which to evaluate the discussion of the fund's performance found in the following pages.

                                                 PORTFOLIO AT A GLANCE

CREDIT QUALITY

(as a percentage of corporate debt obligations)

[PIE CHART]

As of August 31, 2000
- BBB/Baa............   0.3%
- BB/Ba..............   8.7%
- B/B................  80.0%
- CCC/Caa............   4.5%
- CC/Ca..............   1.0%
- C/C................   0.1%
- Non-Rated..........   5.4%
[PIE CHART]

As of August 31, 1999
- BBB/Baa............   2.1%
- BB/Ba..............   9.4%
- B/B................  75.9%
- CCC/Caa............   6.0%
- CC/Ca..............   0.1%
- C/C................   0.3%
- Non-Rated..........   6.2%

Based upon the highest credit quality ratings as issued by Standard & Poor's or Moody's, respectively.

TWELVE-MONTH DIVIDEND HISTORY

(for the period ended August 31, 2000)
[BAR GRAPH]

                                                                               DIVIDENDS
                                                                               ---------
9/99                                                                            0.0512
10/99                                                                           0.0512
11/99                                                                           0.0512
12/99                                                                           0.0512
1/00                                                                            0.0512
2/00                                                                            0.0485
3/00                                                                            0.0485
4/00                                                                            0.0485
5/00                                                                            0.0485
6/00                                                                            0.0485
7/00                                                                            0.0485
8/00                                                                            0.0485

The dividend history represents past performance of the fund's Class A shares and is no guarantee of the fund's future dividends.

TOP FIVE SECTORS

(as a percentage of long-term investments)
[BAR GRAPH]

                                                                      AUGUST 31, 2000                    AUGUST 31, 1999
                                                                      ---------------                    ---------------
Utilities                                                                   27.9                               28.0
Consumer Services                                                           19.8                               23.2
Raw Materials/Processing Industries                                          9.5                               10.2
Consumer Distribution                                                        7.5                                9.9
Technology                                                                   6.1                               10.2

                                                                         [PHOTO]
                                                               [PHOTO]

Q&A WITH YOUR PORTFOLIO MANAGERS
WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN
KAMPEN HIGH INCOME CORPORATE BOND FUND ABOUT THE KEY
EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND
INFLUENCED THE FUND'S RETURN DURING THE 12 MONTHS ENDED
AUGUST 31, 2000. THE TEAM IS LED BY ROBERT J. HICKEY,
PORTFOLIO MANAGER, WHO HAS MANAGED THE FUND SINCE JUNE 1999 AND WORKED IN THE INVESTMENT INDUSTRY SINCE 1988. HE IS JOINED BY PORTFOLIO MANAGER PETER E. EHRET. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE FUND'S PERFORMANCE.

Q   HOW WOULD YOU CHARACTERIZE
    THE MARKET CONDITIONS IN WHICH THE FUND OPERATED DURING THE PAST 12 MONTHS, AND HOW DID THE FUND PERFORM IN THIS ENVIRONMENT?

A   During the first few months of the
reporting period, yield spreads between Treasuries and other types of bonds (such as corporate, high-yield, and mortgage-backed securities) narrowed slightly, which had a positive effect on the corporate bond market. This trend continued until year-end 1999, when investors became concerned about the potential effects of year 2000 (Y2K) computer problems on new bond issuance and liquidity. Heading into the new year, yield spreads widened considerably. This widening, coupled with general credit concerns, an investor preference for stocks, and the corresponding reduced demand for fixed-income securities, resulted in reduced asset flows into the high-yield market. As a result, bonds generally underperformed throughout most of the remaining period.

    Despite the weakness in the high-yield market, the fund turned in strong performance during the reporting period. For the 12-month period ended August 31, 2000, the fund posted a total return of 3.09 percent (Class A shares at net asset value; if the maximum sales charge of 4.75 percent were included, the return would have been lower). By comparison, the Credit Suisse First Boston High Yield Index returned 0.76 percent for the same period. This broad-based, unmanaged index reflects the general performance of a wide range of selected bonds within the public high-yield debt market, but it does not reflect any commissions or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower its performance. It is not possible to invest directly in an index. Of course, past performance is no guarantee of future results. As a result of recent market activity, current performance may vary from the figures shown. Please refer to the chart and footnotes on page 4 for additional fund performance results.

Q   WHAT WAS THE EFFECT OF
    THESE CONDITIONS ON THE HIGH-YIELD MARKET?

A   In the rising interest-rate
environment of the last 12 months, we have seen average yields on high-yield/ high-risk bonds rise accordingly. These higher yields have made it cost-prohibitive for many companies to issue new debt, leading to a lower supply of high-yield bonds in the marketplace. This reduced supply of high-yield securities, combined with a lower demand for fixed-income securities in general, had a negative impact on our market.

    Although we saw more widespread defaults across all sectors during the period, default rates in general were down from their peak levels in June 1999. In our opinion, the current yields of high-yield/high-risk bonds more than compensate investors for potential credit and default risk.

Q   HOW DID YOU MANAGE THE FUND
    IN LIGHT OF THESE CONDITIONS?

A   Our investment strategy remained
focused on fundamental credit analysis, which proved to be successful. We continued to maintain the fund's credit-quality profile with a focus on B rated bonds, which we believe provide the best combination of risk and return in the market, as well as a historical yield advantage over higher-quality investments.

    We continued to hold a normal position in cash and cash equivalents-- between 3 and 4 percent of the fund's assets--as of the end of the reporting period, with the exception of a temporary increase at year-end as a precautionary measure against Y2K-driven redemptions. The fund held this slightly higher cash allocation for a shorter period of time than many of its peers, which enabled the fund to participate more actively in the new issue market.

    Finally, the fund's return was boosted by its very small but high-performing equity portfolio. These positions were acquired by purchasing new bond issues with attached equity warrants.

Q   WHAT SECTORS DID YOU FAVOR
    DURING THIS TIME?

A   The largest single component of
the fund continued to be the telecommunications segment, which had very strong performance through the first nine months of the reporting period. Wireline, wireless, and broadcasting companies in particular were standouts within this sector. In the last three months of the period, performance slipped slightly as many companies in the telecommunications sector missed their earning estimates and caused concern about whether their business plans were fully funded, leading to a general devaluation of the sector by the marketplace.

    The fund remained moderately weighted in the health-care industry, as we did not see strong investment opportunities in this arena. We also modestly weighted the financial and basic industrials sectors, which were some of the weaker market sectors during the period. The fund also benefited from its minimal weighting in the retail and steel sectors, which underperformed toward the end of the reporting period.

    We were optimistic about the energy sector, which served the fund well with impressive earnings streams. The fund's exposure to emerging markets, while kept to under 5 percent of the portfolio's assets, has provided impressive overall performance and proved to be an excellent complement to the fund. Keep in mind that there is no guarantee that these sectors will continue to perform well or continue to be held by the fund in the future. For additional portfolio highlights, please refer to page 7.

Q   LOOKING FORWARD, WHAT IS YOUR
    OUTLOOK FOR THE MARKET AND THE FUND IN THE MONTHS AHEAD?

A   We anticipate a continued solid
economy with moderate growth and rising interest rates. In light of this outlook, we believe that the high-yield market will continue to outperform other fixed-income investments in the coming months. With the possible exception of the telecommunications sector, the supply of new bonds coming to market is expected to remain low.

    We will continue to favor the telecommunications sector, which has been driving the performance of the portfolio and the market despite its recent setback, as well as the energy sector, at least through the first quarter of 2001. We may reevaluate the fund's limited weighting of the health-care sector as health-care companies restructure and reenter the marketplace as stronger, more viable businesses. Overall, however, we don't anticipate altering the fund's sector allocation to any measurable degree.

    We will continue to focus on fundamental, in-depth research and assessment of high-yield bonds, evaluating each on a case-by-case basis to find those that we believe will add the most value to the portfolio. We will strive to continue to make good credit decisions--identifying those issuers that may have positive events on the horizon, are financially sound, and have the potential to contribute to the fund's performance.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

BOND: A debt security issued by a government or corporation that pays a bondholder a stated rate of interest and repays the principal at the maturity date.

CLASS A SHARES: Mutual fund shares are generally divided into three groupings, called Class A, Class B, and Class C shares, each with varying fees and sales charges.

CREDIT RATING: An evaluation of a bond issuer's credit history and capability of repaying debt obligations. Standard & Poor's Ratings Group and Moody's Investors Service are two companies that assign credit ratings. Standard & Poor's ratings range from a high of AAA to a low of D, while Moody's ratings range from a high of Aaa to a low of C.

DEFAULT: The failure to make required debt payments on time.

LIQUIDITY: The ease with which an investor can buy or sell a security at a reasonable price.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from the total assets in its portfolio and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charge.

SECTOR: A group of securities that are similar with respect to industry, maturity, type, credit rating, or coupon.

YIELD: The annual rate of return on an investment, expressed as a percentage.

YIELD SPREAD: The additional yield investors can earn by either investing in bonds with longer maturities or by investing in bonds with lower credit ratings. The spread is the difference in yield between bonds with short versus long maturities or the difference in yield between high-quality bonds and lower-quality bonds.

                        BY THE NUMBERS

YOUR FUND'S INVESTMENTS

August 31, 2000
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                        MARKET
(000)                    DESCRIPTION                  COUPON    MATURITY      VALUE
          CORPORATE BONDS  90.2%
          CONSUMER DISTRIBUTION  7.1%
$4,650    Agrilink Foods, Inc. ....................    11.875%  11/01/08   $  3,627,000
 2,000    American Tissue, Inc. ...................    12.500   07/15/06      1,960,000
 4,250    Big 5 Corp., Ser B.......................    10.875   11/15/07      3,888,750
 1,500    Building One Services Corp. .............    10.500   05/01/09      1,305,000
 5,915    Chiquita Brands International, Inc. .....    10.000   06/15/09      4,406,675
 9,000    CHS Electronics, Inc. (f)................     9.875   04/15/05        270,000
 3,200    Community Distributors, Inc. ............    10.250   10/15/04      2,512,000
 3,250    Disco SA (Argentina).....................     9.125   05/15/03      2,981,875
 3,825    Duane Reade, Inc. .......................     9.250   02/15/08      3,385,125
 3,000    Fleming Cos., Inc. ......................    10.500   12/01/04      2,745,000
 2,000    Gruma SA (Mexico)........................     7.625   10/15/07      1,730,000
 1,200    Jitney Jungle Stores America, Inc. (f)...    12.000   03/01/06         48,000
 5,500    King Pharmaceuticals, Inc. ..............    10.750   02/15/09      5,843,750
 4,000    Luiginos, Inc. ..........................    10.000   02/01/06      3,180,000
 1,350    Musicland Group, Inc. ...................     9.000   06/15/03      1,255,500
 8,255    Musicland Group, Inc. ...................     9.875   03/15/08      6,934,200
 7,250    Pantry, Inc. ............................    10.250   10/15/07      7,123,125
 5,640    Pathmark Stores, Inc. (f)................    11.625   06/15/02      1,635,600
 1,095    Pathmark Stores, Inc. (f)................    12.625   06/15/02        317,550
 6,000    Pathmark Stores, Inc. (f)................    10.750   11/01/03        300,000
   945    Phar Mor, Inc. ..........................    11.720   09/11/02        652,050
                                                                           ------------
                                                                             56,101,200
                                                                           ------------
          CONSUMER DURABLES  3.6%
 9,710    Aetna Industries, Inc. ..................    11.875   10/01/06      8,544,800
 1,725    Cambridge Industries, Inc., Ser B (f)....    10.250   07/15/07        517,500
 1,000    Fonda Group, Inc., Ser B.................     9.500   03/01/07        835,000
 6,000    Oxford Automotive, Inc., Ser D...........    10.125   06/15/07      5,490,000
 3,850    Pillowtex Corp., Ser B...................     9.000   12/15/07        731,500
 4,000    Sleepmaster LLC..........................    11.000   05/15/09      3,760,000
 6,430    Talon Automotive Group, Inc., Ser B......     9.625   05/01/08      2,636,300
 6,300    Webb (Del E.) Corp. .....................    10.250   02/15/10      6,048,000
                                                                           ------------
                                                                             28,563,100
                                                                           ------------
          CONSUMER NON-DURABLES  4.6%
   575    Anvil Knitwear, Inc. ....................    10.875   03/15/07        506,000
 6,000    Cluett American Corp., Ser B.............    10.125   05/15/08      4,950,000

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

August 31, 2000

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                 COUPON    MATURITY      VALUE
          CONSUMER NON-DURABLES (CONTINUED)
$3,500    CMI Industries, Inc. ....................     9.500%  10/01/03   $  1,750,000
 8,900    Consoltex Group, Inc. (Canada)...........    11.000   10/01/03      7,164,500
 4,625    Del Monte Corp. .........................    12.250   04/15/07      4,844,687
 1,750    Delta Mills Insurance, Ser B.............     9.625   09/01/07      1,596,875
 1,300    French Fragrances, Inc., Ser B...........    10.375   05/15/07      1,277,250
 5,000    French Fragrances, Inc., Ser D...........    10.375   05/15/07      4,912,500
 4,750    Globe Manufacturing Corp. ...............    10.000   08/01/08        498,750
 6,000    Outsourcing Services Group, Inc., Ser
          B........................................    10.875   03/01/06      4,830,000
 3,850    Supreme International, 144A--Private
          Placement (b)............................    12.250   04/01/06      3,619,000
 1,750    United Industries Corp., Ser B...........     9.875   04/01/09        796,250
                                                                           ------------
                                                                             36,745,812
                                                                           ------------
          CONSUMER SERVICES  18.4%
 6,510    Agrosy Gaming Co. .......................    10.750   06/01/09      6,851,775
 2,225    Amazon.com, Inc. (a).....................  0/10.000   05/01/08      1,179,250
 2,800    American Plumbing & Mechanical...........    11.625   10/15/08      2,758,000
 3,300    Americredit Corp. .......................     9.250   02/01/04      3,250,500
 1,900    Avis Group Holdings, Inc. ...............    11.000   05/01/09      2,080,500
 9,750    Booth Creek Ski Holdings, Inc., Ser B....    12.500   03/15/07      7,507,500
 2,500    Cadmus Communications Corp. .............     9.750   06/01/09      2,437,500
10,020    Capstar Broadcasting Partners (a)........    12.750   02/01/09      9,418,800
 6,250    Cathay International Ltd., 144A--Private
          Placement (Japan) (b)....................    13.000   04/15/08      3,250,000
 8,360    Charter Communications Holdings..........     8.250   04/01/07      7,733,000
 4,500    Charter Communications Holdings (a)......  0/11.750   01/15/10      2,700,000
 5,500    Citadel Broadcasting Co., Ser B..........    10.250   07/01/07      5,761,250
 1,375    Classic Cable, Inc. .....................     9.375   08/01/09      1,079,375
 4,600    Coaxial Commerce Central Ohio, Inc. .....    10.000   08/15/06      4,531,000
 1,750    Diamond Cable Co. (United Kingdom) (a)...  0/11.750   12/15/05      1,653,750
 2,250    Frontiervision Holdings L.P. (a).........  0/11.875   09/15/07      1,982,812
 2,875    Frontiervision Holdings L.P., Ser B
          (a)......................................  0/11.875   09/15/07      2,533,594
 1,975    Globix Corp. ............................    12.500   02/01/10      1,520,750
 2,195    Globo Communicacoes Participation,
          144A--Private Placement (Brazil) (b).....    10.625   12/05/08      1,948,062
 3,745    Gray Communications Systems, Inc. .......    10.625   10/01/06      3,759,044
 6,100    Hollywood Casino Corp. ..................    11.250   05/01/07      6,366,875
 3,120    Horseshoe Gaming LLC.....................     8.625   05/15/09      3,042,000
 1,050    Intrawest Corp. .........................    10.500   02/01/10      1,097,250
 4,500    Isle Capri Casinos, Inc. ................     8.750   04/15/09      4,230,000
 3,150    James Cable Partners L.P. ...............    10.750   08/15/04      2,756,250
   765    Majestic Star Casino LLC, Ser B..........    10.875   07/01/06        669,375
 3,425    Multicanal Participacoes, Ser B
          (Brazil).................................    12.625   06/18/04      3,493,500

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

August 31, 2000

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                 COUPON    MATURITY      VALUE
          CONSUMER SERVICES (CONTINUED)
$4,500    Muzak LLC................................     9.875%  03/15/09   $  3,960,000
 5,700    Northland Cable Television, Inc. ........    10.250   11/15/07      4,560,000
 5,500    NTL Inc., Ser B (a)......................  0/11.500   02/01/06      5,204,375
 3,000    Park N View, Inc., Ser B.................    13.000   05/15/08        930,000
 1,500    Park Place Entertainment Corp. ..........     7.875   12/15/05      1,458,750
 3,950    Port Arthur Finance Corp., Ser A, 144A--
          Private Placement (b)....................    12.500   01/15/09      4,019,125
 7,400    Premier Parks, Inc. (a)..................  0/10.000   04/01/08      5,050,500
 7,000    Radio Unica Corp. (a)....................  0/11.750   08/01/06      4,865,000
 1,350    Sinclair Broadcast Group, Inc. ..........     8.750   12/15/07      1,248,750
 7,190    Telewest Communications PLC (United
          Kingdom) (a).............................  0/11.000   10/01/07      6,902,400
 2,000    Telewest Communications PLC,
          144A--Private Placement (United Kingdom)
          (a) (b)..................................   0/9.250   04/15/09      1,150,000
 5,000    UIH Australia/Pacific, Inc., Ser B (a)...  0/14.000   05/15/06      4,675,000
 5,255    United International Holdings, Inc.
          (a)......................................  0/10.750   02/15/08      3,757,325
 6,250    Young America Corp., Ser B...............    11.625   02/15/06      3,000,000
                                                                           ------------
                                                                            146,372,937
                                                                           ------------
          ENERGY  5.4%
 7,325    Chesapeake Energy Corp. .................     9.625   05/01/05      7,379,938
 4,385    Frontier Oil Corp. ......................    11.750   11/15/09      4,538,475
 2,800    Grey Wolf Inc. ..........................     8.875   07/01/07      2,723,000
 5,935    Houston Exploration Co. .................     8.625   01/01/08      5,786,625
 3,809    Hurricane Hydrocarbons Ltd., 144A--
          Private Placements (Canada) (b)..........    16.000   12/31/01      3,770,725
 6,250    Hydrochem Industrial Services, Inc., Ser
          B........................................    10.375   08/01/07      4,781,250
 6,675    KCS Energy, Inc. (f).....................    11.000   01/15/03      6,474,750
 3,500    Pride Petroleum Services, Inc. ..........     9.375   05/01/07      3,570,000
 4,500    Universal Compression, Inc. (a)..........   0/9.875   02/15/08      3,386,250
                                                                           ------------
                                                                             42,411,013
                                                                           ------------
          FINANCE  1.1%
 4,750    Americo Life, Inc........................     9.250   06/01/05      4,441,250
 2,000    DLJ Secured Loan Trust, Class A, 144A--
          Private Placement (b)....................    10.125   07/07/07      2,100,000
 3,000    Madison River Capital/Madison River
          Financial Ser, 144A--Private Placement
          (b)......................................    13.250   03/01/10      2,505,000
                                                                           ------------
                                                                              9,046,250
                                                                           ------------
          HEALTHCARE  2.0%
 1,120    HCA Healthcare Co. ......................     8.750   09/01/10      1,125,600
 3,675    Iasis Healthcare Corp. ..................    13.000   10/15/09      3,766,875
 3,000    Mediq, Inc. (f) .........................    11.000   06/01/08        240,000

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

August 31, 2000

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                 COUPON    MATURITY      VALUE
          HEALTHCARE (CONTINUED)
 $8,265   Oxford Health Plans, Inc. ...............    11.000%  05/15/05   $  8,719,575
  2,225   Tenet Healthcare Corp. ..................     8.000   01/15/05      2,191,625
                                                                           ------------
                                                                             16,043,675
                                                                           ------------
          PRODUCER MANUFACTURING  4.9%
    300   Cemex International Capital, Inc. .......     9.660   11/29/49        307,500
  3,355   Compass Aerospace Corp. .................    10.125   04/15/05        335,500
  4,500   Eagle Picher Industries, Inc. ...........     9.375   03/01/08      3,757,500
  4,450   Filtronic PLC (United Kingdom)...........    10.000   12/01/05      4,027,250
  2,000   Flowserve Corp., 144A--Private Placement
          (b)......................................    12.250   08/15/10      2,040,000
  5,255   GS Technologies Operating, Inc. .........    12.000   09/01/04        683,150
  8,000   IMO Industries, Inc. ....................    11.750   05/01/06      8,040,000
  2,000   Numatics, Inc., Ser B....................     9.625   04/01/08      1,590,000
  4,500   St John Knits International Inc. ........    12.500   07/01/09      4,275,000
  3,000   Terex Corp. .............................     8.875   04/01/08      2,760,000
  4,500   Terex Corp., Ser D.......................     8.875   04/01/08      4,140,000
  5,970   Venture Holdings, Inc. ..................    12.000   06/01/09      3,999,900
  6,750   Waxman Industries, Inc., Ser B (f).......    12.750   06/01/04      3,037,500
                                                                           ------------
                                                                             38,993,300
                                                                           ------------
          RAW MATERIALS/PROCESSING INDUSTRIES  8.7%
  2,175   Acetex Corp. (Canada)....................     9.750   10/01/03      2,088,000
  3,000   AEP Industries, Inc. ....................     9.875   11/15/07      2,580,000
  4,200   Anchor Lamina, Inc. (Canada).............     9.875   02/01/08      2,478,000
  4,540   Aracruz Celulose SA, 144A--Private
          Placement (Brazil) (b)...................    10.375   01/31/02      4,698,900
  4,500   Doe Run Resources Corp., Ser B...........    11.250   03/15/05      2,475,000
  3,285   Doman Industries Ltd. (Canada)...........    12.000   07/01/04      3,391,762
  1,400   Georgia Gulf Corp. ......................    10.375   11/01/07      1,459,500
    1.2
  units   Intersil Corp. (e).......................    13.250   08/15/09      1,276,275
  1,300   ISP Holdings, Inc. ......................     9.000   10/15/03      1,248,000
  2,095   Kappa Beheer BV (Netherlands)............    10.625   07/15/09      2,157,850
  1,555   Kappa Beheer BV (Netherlands)............    10.625   07/15/09      1,439,121
  3,725   Pacifica Papers, Inc. ...................    10.000   03/15/09      3,799,500
  5,054   Pioneer Americas Acquisition Corp., Ser
          B........................................     9.250   06/15/07      2,880,780
  6,500   Printpack, Inc., Ser B...................    10.625   08/15/06      6,272,500
  3,250   Radnor Holdings, Inc., Ser B.............    10.000   12/01/03      3,006,250
  5,000   Renco Steel Holdings, Inc. ..............    10.875   02/01/05      4,025,000
  2,235   Repap New Brunswick, Inc. (Canada).......     9.000   06/01/04      2,290,875
    7.3
  units   Republic Technologies International,
          144A--Private Placement (b) (e)..........    13.750   07/15/09      1,418,625
  1,417   Reunion Inds Inc. .......................    13.000   05/01/03      1,360,320
  2,250   Scovill Fasteners, Inc. .................    11.250   11/30/07      1,057,500

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

August 31, 2000

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                 COUPON    MATURITY      VALUE
          RAW MATERIALS/PROCESSING INDUSTRIES (CONTINUED)
 $2,625   Tekni-Plex Inc., Ser B...................    12.750%  06/15/10   $  2,661,094
  2,250   TeleCorp PCS, Inc. ......................    10.625   07/15/10      2,334,375
  5,585   TeleCorp PCS, Inc. (a)...................  0/11.625   04/15/09      3,881,575
  2,750   Vicap SA (Mexico)........................    10.250   05/15/02      2,722,500
  3,100   Vicap SA (Mexico)........................    11.375   05/15/07      2,859,750
  4,625   WHX Corp. ...............................    10.500   04/15/05      3,515,000
                                                                           ------------
                                                                             69,378,052
                                                                           ------------
          TECHNOLOGY  6.9%
  2,800   360 Networks Inc.........................    13.000   05/01/08      2,373,844
  2,660   360 Networks Inc., 144A--Private
          Placement (b)............................    13.000   05/01/08      2,586,850
  1,430   Autotote Corp., 144A--Private Placement
          (b)......................................    12.500   08/15/10      1,437,150
  2,750   Exodus Communications, Inc. .............    11.375   07/15/08      2,477,933
  3,930   Exodus Communications, Inc., 144A--
          Private Placement (b)....................    11.625   07/15/10      3,979,125
  7,500   Fairchild Semiconductor Corp. ...........    10.375   10/01/07      7,696,875
  4,000   Global Crossing Holdings Ltd.
          (Bermuda) ...............................     9.125   11/15/06      4,000,000
  1,950   Global Telesystems Europe BV
          (Luxembourg).............................    11.000   12/01/09      1,125,223
  4,300   Globenet Communications Group............    13.000   07/15/07      4,353,750
  4,100   Intermedia Communications, Inc. (a)......  0/11.250   07/15/07      2,829,000
  1,125   Intermedia Communications, Inc., Ser B
          (a)......................................  0/12.250   03/01/09        562,500
  1,925   MGC Communications, Inc., Ser B..........    13.000   10/01/04      2,059,750
  1,750   PSINet, Inc. ............................    10.500   12/01/06      1,320,528
 10,225   PSINet, Inc. ............................    10.500   12/01/06      8,793,500
  7,790   Viatel, Inc. ............................    11.500   03/15/09      4,479,250
  3,100   Williams Communications Corp., 144A
          Private Placement (b)....................    11.700   08/01/08      3,115,500
  3,500   Winstar Communications, Inc., 144A--
          Private Placement (a) (b)................  0/14.750   04/15/10      1,382,500
                                                                           ------------
                                                                             54,573,278
                                                                           ------------
          TRANSPORTATION  4.2%
  4,000   American Commercial Lines LLC............    10.250   06/30/08      3,420,000
  7,500   Atlas Air, Inc. .........................    10.750   08/01/05      7,753,125
  4,750   Atlas Air, Inc. .........................     9.375   11/15/06      4,767,813
    675   Atlas Air, Inc. .........................     9.250   04/15/08        675,000
  2,700   Cenargo International PLC (United
          Kingdom).................................     9.750   06/15/08      2,133,000
  7,355   Greyhound Lines, Inc. ...................    11.500   04/15/07      5,295,600
  1,170   MRS Logistica SA, Ser B, 144A--Private
          Placement (Brazil) (b)...................    10.625   08/15/05      1,044,225

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

August 31, 2000

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                 COUPON    MATURITY      VALUE
          TRANSPORTATION (CONTINUED)
 $6,250   Pegasus Shipping Hellas Ltd., Ser A
          (Bermuda) (f)............................    11.875%  11/15/04   $  2,281,250
  4,500   Stena AB (Sweden)........................    10.500   12/15/05      4,387,500
  1,800   Transport World Airlines, Inc. ..........    11.500   12/15/04      1,278,000
                                                                           ------------
                                                                             33,035,513
                                                                           ------------
          UTILITIES  23.3%
    7.3
  units   Airgate PCS, Inc. (a) (e)................  0/13.500   10/01/09      4,653,750
  2,000   Alamosa PCS Holdings, Inc. (a)...........  0/12.875   02/15/10      1,165,000
  6,250   Centennial Cellular Operating Co. .......    10.750   12/15/08      6,140,625
  9,750   Clearnet Communications, Inc. (Canada)
          (a)......................................  0/14.750   12/15/05     10,237,500
  2,000   Compania De Transporte Energia, 144A--
          Private Placement (Argentina) (b)........     9.250   04/01/08      1,847,500
  3,100   Crown Castle International Corp. (a).....  0/10.625   11/15/07      2,418,000
  2,800   Crown Castle International Corp. ........    10.750   08/01/11      2,922,500
  5,500   CTI Holdings SA (Argentina) (a)..........  0/11.500   04/15/08      3,025,000
  2,625   Dobson Communications Corp., 144A--
          Private Placement (b)....................    10.875   07/01/10      2,615,156
  8,040   E. Spire Communications, Inc. (a)........  0/13.000   11/01/05      4,180,800
  5,305   GST Network Funding, Inc. (a) (f)........  0/10.500   05/01/08      2,732,075
    568   GST Telecommunications, Inc., 144A--
          Private Placement (Canada) (a) (b) (f)...  0/13.875   12/15/05         11,360
 12,010   GT Group Telecom, Inc., 144A--Private
          Placement (Canada) (a) (b)...............  0/13.250   02/01/10      6,275,225
  9,675   ICG Holdings, Inc. (a)...................  0/13.500   09/15/05      5,418,000
  2,500   ICG Holdings, Inc. (a)...................  0/12.500   05/01/06      1,275,000
  6,515   Intermedia Communications of Florida,
          Inc. (a).................................  0/12.500   05/15/06      5,765,775
  3,150   IPCS, Inc. (a)...........................  0/14.000   07/15/10      1,811,250
  3,400   Jazztel PLC (United Kingdom).............    13.250   12/15/09      2,550,506
  3,450   Jazztel PLC (United Kingdom).............    14.000   07/15/10      2,894,288
  8,300   KMC Telecommunications Holdings, Inc.
          (a)......................................  0/12.500   02/15/08      3,154,000
  4,900   Level 3 Communications Inc. (a)..........  0/12.875   03/15/10      2,768,500
  2,235   Metromedia Fiber Network, Inc. ..........    10.000   12/15/09      2,184,713
 10,210   Microcell Telecommunications, Ser B
          (a)......................................  0/14.000   06/01/06      9,801,600
  9,000   Millicom International Cellular SA
          (Luxemburg) (a)..........................  0/13.500   06/01/06      8,010,000
  2,030   Netia Holdings, Inc. (Netherlands).......    13.750   06/15/10      1,844,934
  2,950   Netia Holdings, Inc., Ser B
          (Netherlands)............................    10.250   11/01/07      2,492,750
  5,065   Netia Holdings, Inc., Ser B (Netherlands)
          (a)......................................  0/11.250   11/01/07      3,596,150
  3,750   Nextel Communications, Inc. (a)..........   0/9.750   10/31/07      2,878,125
  1,000   Nextel Communications, Inc. .............    12.000   11/01/08      1,082,500
  3,270   Nextel Communications, Inc. .............     9.375   11/15/09      3,204,600

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

August 31, 2000

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                 COUPON    MATURITY      VALUE
          UTILITIES (CONTINUED)
$4,420    Nextlink Communications, Inc. ...........    10.500%  12/01/09   $  4,221,100
 2,865    Nextlink Communications, Inc. (a)........  0/12.125   12/01/09      1,590,075
 4,500    NTL, Inc. (a)............................   0/9.750   04/01/08      2,868,750
 3,500    PF Net Communications, Inc., 144A--
          Private Placement (b)....................    13.750   05/15/10      3,482,500
 1,175    Philippine Long Distance Telephone
          (Philippines)............................    10.500   04/15/09      1,094,160
10,574    Pinnacle Holdings, Inc. (a)..............  0/10.000   03/15/08      7,692,585
 4,450    Price Communications Wireless............    11.750   07/15/07      4,806,000
 6,400    Primus Telecommunications Group..........    11.750   08/01/04      4,224,000
   830    Primus Telecommunications Group..........    11.250   01/15/09        531,200
 3,750    Rural Cellular Corp. ....................     9.625   05/15/08      3,609,375
 2,250    Satelites Mexicanos SA (Mexico)..........    10.125   11/01/04      1,485,000
 8,250    SBA Communications Corp. (a).............  0/12.000   03/01/08      6,249,375
 8,100    Startec Global Communications............    12.000   05/15/08      6,520,500
 6,690    Triton Communications LLC (a)............  0/11.000   05/01/08      5,084,400
 6,345    United Pan-Europe Communication NV, Ser B
          (Netherlands) (a)........................  0/12.500   08/01/09      3,093,187
 3,500    United Pan-Europe Communication NV, Ser B
          (Netherlands)............................    10.875   08/01/09      2,992,500
 1,060    United Pan-Europe Communication NV, Ser B
          (Netherlands)............................    11.250   02/01/10        935,450
 1,350    United Pan-Europe Communication NV, Ser B
          (Netherlands) (a)........................  0/13.750   02/01/10        627,750
 3,945    US Unwired Inc., Ser B (a)...............  0/13.375   11/01/09      2,219,063
 1,460    Verio, Inc. .............................    13.500   06/15/04      1,715,500
 4,015    Verio, Inc. .............................    10.375   04/01/05      4,416,500
 5,800    Worldwide Fiber, Inc. ...................    12.000   08/01/09      5,365,000
                                                                           ------------
                                                                            183,781,152
                                                                           ------------
TOTAL CORPORATE BONDS  90.2%............................................    715,045,282
                                                                           ------------
          FOREIGN GOVERNMENT OBLIGATIONS  1.0%
 1,540    Republic of Brazil (Brazil)..............    10.125   05/15/27      1,243,165
 1,500    Republic of Colombia (Colombia)..........     9.750   04/23/09      1,365,000
 2,750    Republic of Germany (Germany)............     3.250   09/15/00      2,440,093

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

August 31, 2000

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                 COUPON    MATURITY      VALUE
          FOREIGN GOVERNMENT OBLIGATIONS (CONTINUED)
$  125    United Mexican States Debt (Mexico)......     9.875%  02/01/10   $    134,656
 2,000    United Mexican States Debt (Mexico)......    11.500   05/15/26      2,486,500
                                                                           ------------
TOTAL FOREIGN GOVERNMENT OBLIGATIONS  1.0%..............................      7,669,414
                                                                           ------------
EQUITIES  2.9%
Airgate PCS, Inc. (4,906 Common Shares) (c).............................        333,915
Anvil Holdings, Inc. (165,908 Preferred Shares, 13.00% coupon, $1,000
  par per share) (c) (d)................................................      2,654,528
AT + T Canada Inc. (31,718 ADR Common shares) (Canada) (c)..............      1,052,641
Contour Energy Co. (75,000 Common Shares) (c)...........................        194,531
Crown Castle International Corp. (3,934 Preferred Shares, 12.75% coupon,
  $1,000 par per share) (c) (d).........................................      3,973,884
Dairy Mart Convenience Stores (14,998 Common Stock Warrants) (c)........         12,748
Day International Group, Inc. (1,965 Preferred Shares, 12.25% coupon,
  $1,000 par per share) (c) (d).........................................      1,503,225
DecisionOne Corp. (14,612 Common Stock Warrants Class B) (c)............         13,803
DecisionOne Corp. (14,661 Common Shares) (c)............................          9,750
DecisionOne Corp. (8,219 Common Stock Warrants Class A) (c).............          8,010
DecisionOne Corp. (8,400 Common Stock Warrants Class C) (c).............          8,187
Firstworld Communications, Inc. 144A--Private Placement (1,255 Common
  Stock Warrants), (b) (c)..............................................         24,500
HF Holdings, Inc. (36,820 Common Stock Warrants) (c)....................         40,502
Intermedia Communications, Inc. (16,500 Common Shares) (c)..............        342,375
Intersil Holding Corp., 144A--Private Placement (1,700 Common Stock
  Warrants) (b) (c).....................................................      1,560,600
KMC Telecommunications Holdings, Inc., 144A--Private Placement (9,555
  Common Stock Warrants) (b) (c)........................................        668,850
McLoedUSA, Inc. (59,106 Common Shares) (c)..............................        934,614
NTL, Inc. (6,889 Common Stock Warrants) (c).............................        319,133
Optel, Inc. (3,275 Common Shares) (c)...................................          3,275
Park N View, Inc., 144A--Private Placement (3,000 Common Stock Warrants)
  (b) (c)...............................................................            750
PF Net Communications, Inc., 144A--Private Placement (3,500 Common Stock
  Warrants) (b) (c).....................................................             35
Price Communications Corp. (55,114 Common Shares) (c)...................      1,129,837
Primus Telecommunications Group (2,000 Common Stock Warrants) (c).......         31,500
Republic Technologies International, Inc., 144A--Private Placement
  (7,275 Common Stock Warrants) (b) (c).................................             73
Rural Cellular Corp. (7,882 Preferred Shares, 11.375% coupon, $1,000 par
  per share) (c) (d)....................................................      7,331,165
Signature Brands, Inc. (4,000 Common Stock Warrants) (c)................         86,000
Star Gas Partners, L.P. (1,219 Units of Limited Partnership
  Interests)............................................................         20,875

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

August 31, 2000

                                                                              MARKET
DESCRIPTION                                                                    VALUE
EQUITIES (CONTINUED)
Startec Global Communications $(8,100 Common Stock Warrants) (c)........   $     32,400
Superior National Capital Trust 1 (22,500 Preferred Shares, 10.75%
  coupon, $1,000 par per share) (c) (d).................................        157,500
Terex Corp. (28,000 Common Stock Rights) (c)............................        504,000
Total Renal Care Holdings, Inc. (10,000 Common Shares) (c)..............         70,000
UIH Australia Pacific, Inc. (5,000 Common Stock Warrants) (c)...........        130,000
Wright Medical Technology, Inc. (4,118 Common Stock Warrants) (c).......         41,176
                                                                           ------------

TOTAL EQUITIES  2.9%....................................................     23,194,382
                                                                           ------------

TOTAL LONG-TERM INVESTMENTS  94.1%
  (Cost $879,637,922)...................................................    745,909,078

SHORT-TERM INVESTMENTS  4.0%
BA Securities ($31,775,000 par collateralized by U.S. Government
  Obligations in a pooled cash account, dated 08/31/00, to be sold on
  09/01/00 at $31,780,843) (Cost $31,775,000)...........................     31,775,000
                                                                           ------------

TOTAL INVESTMENTS  98.1%
  (Cost $911,412,922)...................................................    777,684,078

OTHER ASSETS IN EXCESS OF LIABILITIES  1.9%.............................     15,348,129
                                                                           ------------

NET ASSETS  100.0%......................................................   $793,032,207
                                                                           ============

(a) Security is a "step-up" bond where the coupon increases or steps up at a predetermined date.

(b) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally transactions with qualified institutional buyers.

(c) Non-income producing security.

(d) Payment-in-kind security.

(e) One unit represents one million par of senior notes and one warrant.

(f) Non-income producing as this bond is currently in default.

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
August 31, 2000

ASSETS:
Total Investments (Cost $911,412,922).......................  $777,684,078
Receivables:
  Interest..................................................    19,831,918
  Fund Shares Sold..........................................     1,971,098
  Dividends.................................................       124,882
Other.......................................................        68,753
                                                              ------------
    Total Assets............................................   799,680,729
                                                              ------------
LIABILITIES:
Payables:
  Income Distributions......................................     3,004,954
  Fund Shares Repurchased...................................     1,940,707
  Distributor and Affiliates................................       436,015
  Investment Advisory Fee...................................       357,505
  Custodian Bank............................................       276,978
  Investments Purchased.....................................       124,882
Accrued Expenses............................................       266,040
Trustees' Deferred Compensation and Retirement Plans........       241,441
                                                              ------------
    Total Liabilities.......................................     6,648,522
                                                              ------------
NET ASSETS..................................................  $793,032,207
                                                              ============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $990,602,448
Accumulated Undistributed Net Investment Income.............       138,274
Accumulated Net Realized Loss...............................   (63,953,200)
Net Unrealized Depreciation.................................  (133,755,315)
                                                              ------------
NET ASSETS..................................................  $793,032,207
                                                              ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $464,982,437 and 88,671,103 shares of
    beneficial interest issued and outstanding).............  $       5.24
    Maximum sales charge (4.75%* of offering price).........           .26
                                                              ------------
    Maximum offering price to public........................  $       5.50
                                                              ============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $268,673,760, and 51,146,923 shares of
    beneficial interest issued and outstanding).............  $       5.25
                                                              ============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $59,376,010 and 11,372,239 shares of
    beneficial interest issued and outstanding).............  $       5.22
                                                              ============

* On sales of $100,000 or more, the sales charge will be reduced.

See Notes to Financial Statements

Statement of Operations
For the Year Ended August 31, 2000

INVESTMENT INCOME:
Interest....................................................  $  95,823,798
Dividends...................................................      1,444,696
Other.......................................................      1,899,344
                                                              -------------
    Total Income............................................     99,167,838
                                                              -------------
EXPENSES:
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B, and C of $1,153,785, $2,891,115 and $616,972,
  respectively).............................................      4,661,872
Investment Advisory Fee.....................................      4,421,601
Shareholder Services........................................      1,384,343
Custody.....................................................        102,035
Trustees' Fees and Related Expenses.........................         81,999
Legal.......................................................         49,840
Other.......................................................        505,662
                                                              -------------
    Total Expenses..........................................     11,207,352
    Less Credits Earned on Cash Balances....................         21,670
                                                              -------------
    Net Expenses............................................     11,185,682
                                                              -------------
NET INVESTMENT INCOME.......................................  $  87,982,156
                                                              =============
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $ (22,759,731)
  Foreign Currency Transactions.............................        (45,535)
                                                              -------------
  Net Realized Loss.........................................    (22,805,266)
                                                              -------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    (91,388,777)
                                                              -------------
  End of the Period:
    Investments.............................................   (133,728,844)
    Foreign Currency Translation............................        (26,471)
                                                              -------------
                                                               (133,755,315)
                                                              -------------
Net Unrealized Depreciation During the Period...............    (42,366,538)
                                                              -------------
NET REALIZED AND UNREALIZED LOSS............................  $ (65,171,804)
                                                              =============
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $  22,810,352
                                                              =============

                                               See Notes to Financial Statements

Statement of Changes in Net Assets
For the Years Ended August 31, 2000, and 1999

                                                         YEAR ENDED         YEAR ENDED
                                                       AUGUST 31, 2000    AUGUST 31, 1999
                                                       ----------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.................................  $  87,982,156      $  92,687,034
Net Realized Loss.....................................    (22,805,266)       (26,018,022)
Net Unrealized Depreciation During the Period.........    (42,366,538)       (27,887,022)
                                                        -------------      -------------
Change in Net Assets from Operations..................     22,810,352         38,781,990
                                                        -------------      -------------

Distributions from Net Investment Income:
  Class A Shares......................................    (52,483,280)       (56,432,461)
  Class B Shares......................................    (29,126,910)       (31,245,715)
  Class C Shares......................................     (6,247,936)        (6,424,163)
                                                        -------------      -------------
  Total Distributions.................................    (87,858,126)       (94,102,339)
                                                        -------------      -------------

NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES...    (65,047,774)       (55,320,349)
                                                        -------------      -------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold.............................    256,212,226        377,609,982
Net Asset Value of Shares Issued Through Dividend
  Reinvestment........................................     49,156,292         50,110,723
Cost of Shares Repurchased............................   (325,168,979)      (332,658,016)
                                                        -------------      -------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS....    (19,800,461)        95,062,689
                                                        -------------      -------------
TOTAL INCREASE/DECREASE IN NET ASSETS.................    (84,848,235)        39,742,340
NET ASSETS:
Beginning of the Period...............................    877,880,442        838,138,102
                                                        -------------      -------------
End of the Period (Including accumulated undistributed
  net investment income of $138,274 and $944,173,
  respectively).......................................  $ 793,032,207      $ 877,880,442
                                                        =============      =============

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                     YEAR ENDED AUGUST 31,
CLASS A SHARES                           ----------------------------------------------
                                          2000      1999      1998      1997      1996
                                         ----------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD.............................    $ 5.68    $ 6.06    $ 6.55    $ 6.30    $ 6.15
                                         ------    ------    ------    ------    ------
  Net Investment Income..............       .59       .63       .61       .60       .61
  Net Realized and Unrealized
    Gain/Loss........................      (.43)     (.37)     (.48)      .27       .14
                                         ------    ------    ------    ------    ------
Total from Investment Operations.....       .16       .26       .13       .87       .75
Less Distributions from Net
  Investment Income..................       .60       .64       .62       .62       .60
                                         ------    ------    ------    ------    ------
NET ASSET VALUE, END OF THE PERIOD...    $ 5.24    $ 5.68    $ 6.06    $ 6.55    $ 6.30
                                         ======    ======    ======    ======    ======

Total Return (a).....................     3.09%     4.41%     1.66%    14.44%    12.66%
Net Assets at End of the Period (In
  millions)..........................    $465.0    $492.4    $499.3    $468.6    $421.4
Ratio of Expenses to Average Net
  Assets (b).........................     1.03%     1.03%     1.00%     1.08%     1.08%
Ratio of Net Investment Income to
  Average Net Assets (b).............    10.90%    10.65%     9.33%     9.37%     9.65%
Portfolio Turnover...................       68%       51%       90%       75%       76%

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or contingent deferred sales charge ("CDSC"). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower.

(b) For the years ended August 31, 1997 and 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                      YEAR ENDED AUGUST 31,
CLASS B SHARES                            ----------------------------------------------
                                           2000      1999      1998      1997      1996
                                          ----------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD..............................    $ 5.68    $ 6.06    $ 6.56    $ 6.31    $ 6.16
                                          ------    ------    ------    ------    ------
  Net Investment Income...............       .55       .58       .57       .56       .56
  Net Realized and Unrealized
    Gain/Loss.........................      (.43)     (.37)     (.49)      .26       .14
                                          ------    ------    ------    ------    ------
Total from Investment Operations......       .12       .21       .08       .82       .70
Less Distributions from Net Investment
  Income..............................       .55       .59       .58       .57       .55
                                          ------    ------    ------    ------    ------
NET ASSET VALUE, END OF THE PERIOD....    $ 5.25    $ 5.68    $ 6.06    $ 6.56    $ 6.31
                                          ======    ======    ======    ======    ======

Total Return (a)......................     2.43%     3.57%     0.77%    13.58%    11.78%
Net Assets at End of the Period (In
  millions)...........................    $268.7    $318.2    $283.1    $198.0    $114.6
Ratio of Expenses to Average Net
  Assets (b)..........................     1.78%     1.79%     1.79%     1.86%     1.87%
Ratio of Net Investment Income to
  Average Net Assets (b)..............    10.15%     9.88%     8.52%     8.60%     8.86%
Portfolio Turnover....................       68%       51%       90%       75%       76%

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum contingent deferred sales charge of 4%, charged on certain redemptions made within the first and second year of purchase and declining thereafter to 0% after the fifth year. If the sales charge was included, total returns would be lower.

(b) For the years ended August 31, 1997 and 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                     YEAR ENDED AUGUST 31,
            CLASS C SHARES                --------------------------------------------
                                           2000     1999     1998      1997      1996
                                          --------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD..............................    $ 5.65    $6.04    $6.53    $ 6.28    $ 6.14
                                          ------    -----    -----    ------    ------
  Net Investment Income...............       .55      .58      .57       .56       .55
  Net Realized and Unrealized
    Gain/Loss.........................      (.43)    (.38)    (.49)      .26       .14
                                          ------    -----    -----    ------    ------
Total from Investment Operations......       .12      .20      .08       .82       .69
Less Distributions from Net Investment
  Income..............................       .55      .59      .57       .57       .55
                                          ------    -----    -----    ------    ------
NET ASSET VALUE, END OF THE PERIOD....    $ 5.22    $5.65    $6.04    $ 6.53    $ 6.28
                                          ======    =====    =====    ======    ======

Total Return (a)......................     2.45%    3.42%    0.93%    13.64%    11.66%
Net Assets at End of the Period (In
  millions)...........................    $ 59.4    $67.3    $55.8    $ 30.8    $ 17.5
Ratio of Expenses to Average Net
  Assets (b)..........................     1.78%    1.79%    1.79%     1.86%     1.87%
Ratio of Net Investment Income to
  Average Net Assets (b)..............    10.15%    9.87%    8.49%     8.57%     8.86%
Portfolio Turnover....................       68%      51%      90%       75%       76%

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum contingent deferred sales charge of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower.

(b) For the years ended August 31, 1997 and 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

                                               See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

August 31, 2000

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen High Income Corporate Bond Fund (the "Fund"), a Delaware business trust, is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide maximum current income through investment in high yielding, high risk fixed-income securities. The Fund commenced investment operations on October 2, 1978. The Fund commenced distribution of its Class B and Class C shares on July 2, 1992 and July 6, 1993, respectively.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Fixed income investments and preferred stock are stated at value using market quotations or indications of value obtained from an independent pricing service. Investments in securities listed on a securities exchange are valued at the sale price as of the close of such securities exchange. Unlisted securities and listed securities for which the last sales price is not available are valued at the mean of the bid and asked prices. For those securities where quotations or prices are not available as noted above, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

    Fund investments include lower-rated debt securities which may be more susceptible to adverse economic conditions than other investment grade holdings. These securities are often subordinated to the prior claims of other senior lenders and uncertainties exist as to an issuer's ability to meet principal and interest payments. At the end of the period, debt securities rated below investment grade and comparable unrated securities represented approximately 99% of the investment portfolio.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a

NOTES TO
FINANCIAL STATEMENTS

August 31, 2000

segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At August 31, 2000, there were no when-issued or delayed delivery purchase commitments.

    The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates (collectively, "Van Kampen"), the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis and dividend income is recorded on the ex-dividend date. Discounts on debt securities purchased are accreted over the life of the respective security. Premiums on debt securities are not amortized. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At August 31, 2000, the Fund had an accumulated capital loss carryforward for tax purposes of $42,452,246 which expires between August 31, 2003 and August 31, 2008. Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of market discount from bonds sold, post October 31 losses which are not realized for tax purposes until the first day of the following fiscal year and the deferral of losses relating to wash sales transactions.

    At August 31, 2000, for federal income tax purposes, cost of long- and short-term investments is $912,828,814, the aggregate gross unrealized appreciation is $16,693,775 and the aggregate gross unrealized depreciation is $151,838,511,

NOTES TO
FINANCIAL STATEMENTS

August 31, 2000

resulting in net unrealized depreciation on long- and short-term investments of $135,144,736.

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included in ordinary income for tax purposes.

    Due to inherent differences in the recognition of income, expenses and realized gains/losses under generally accepted accounting principles and federal income tax purposes, permanent differences between financial and tax basis reporting for the August 31, 2000 fiscal year have been identified and appropriately reclassified.

    Permanent book and tax basis differences relating to the expiration of a portion of the capital loss carryforward totaling $45,375,504 were reclassified from net realized gain/loss to capital. Permanent book and tax basis differences relating to the recognition of market discount on bonds sold totaling $152,712 were reclassified from net realized gain/loss to accumulated undistributed net investment income. Additionally, permanent book and tax basis differences of $1,027,000 related to consent fee income and net realized currency gains totaling $55,641 were reclassified from accumulated undistributed net investment income to accumulated net realized gain/loss.

F. EXPENSE REDUCTIONS During the year ended August 31, 2000, the Fund's custody fee was reduced by $21,670 as a result of credits earned on overnight cash balances.

G. CURRENCY TRANSLATION Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued.

NOTES TO
FINANCIAL STATEMENTS

August 31, 2000

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

                  AVERAGE DAILY NET ASSETS                      % PER ANNUM
First $150 million..........................................    .625 of 1%
Next $150 million...........................................    .550 of 1%
Over $300 million...........................................    .500 of 1%

    For the year ended August 31, 2000, the Fund recognized expenses of approximately $49,800 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    For the year ended August 31, 2000, the Fund recognized expenses of approximately $54,000 representing Van Kampen's cost of providing accounting services to the Fund.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent of the Fund. For the year ended August 31, 2000, the Fund recognized expenses of approximately $1,038,800. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

NOTES TO
FINANCIAL STATEMENTS

August 31, 2000

3. CAPITAL TRANSACTIONS

At August 31, 2000, capital aggregated $681,626,644, $251,448,825 and
$57,526,979 for Class A, B and C shares, respectively. For the year ended August 31, 2000, transactions were as follows:

                                                            SHARES           VALUE
Sales:
  Class A...............................................   26,793,420    $ 148,906,408
  Class B...............................................   14,987,458       81,925,971
  Class C...............................................    4,670,036       25,379,847
                                                          -----------    -------------
Total Sales.............................................   46,450,914    $ 256,212,226
                                                          ===========    =============
Dividend Reinvestment:
  Class A...............................................    5,919,292    $  31,780,906
  Class B...............................................    2,611,973       14,226,849
  Class C...............................................      581,316        3,148,537
                                                          -----------    -------------
Total Dividend Reinvestment.............................    9,112,581    $  49,156,292
                                                          ===========    =============
Repurchases:
  Class A...............................................  (30,783,802)   $(170,548,452)
  Class B...............................................  (22,445,680)    (123,101,736)
  Class C...............................................   (5,783,018)     (31,518,791)
                                                          -----------    -------------
Total Repurchases.......................................  (59,012,500)   $(325,168,979)
                                                          ===========    =============

NOTES TO
FINANCIAL STATEMENTS

August 31, 2000

    At August 31, 1999, capital aggregated $698,093,022, $293,770,644 and
$63,914,747 for Class A, B and C shares, respectively. For the year ended August 31, 1999, transactions were as follows:

                                                            SHARES           VALUE
Sales:
  Class A...............................................   32,072,403    $ 188,609,487
  Class B...............................................   25,472,343      150,618,753
  Class C...............................................    6,517,433       38,381,742
                                                          -----------    -------------
Total Sales.............................................   64,062,179    $ 377,609,982
                                                          ===========    =============
Dividend Reinvestment:
  Class A...............................................    5,422,970    $  31,977,983
  Class B...............................................    2,538,917       14,977,036
  Class C...............................................      538,024        3,155,704
                                                          -----------    -------------
Total Dividend Reinvestment.............................    8,499,911    $  50,110,723
                                                          ===========    =============
Repurchases:
  Class A...............................................  (33,140,278)   $(196,504,687)
  Class B...............................................  (18,690,883)    (110,387,970)
  Class C...............................................   (4,391,924)     (25,765,359)
                                                          -----------    -------------
Total Repurchases.......................................  (56,223,085)   $(332,658,016)
                                                          ===========    =============

    Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B Shares received thereon, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received thereon, automatically convert to Class A Shares six years after the end of the calendar month in which the shares were purchased. For the years ended August 31, 2000 and 1999, 3,340,979 and 11,279,092 Class B Shares converted to Class A Shares, respectively and are shown in the above tables as sales of Class A Shares and repurchases of Class B Shares. Class C Shares purchased before January 1, 1997, and any dividend reinvestment plan Class C Shares received thereon, automatically convert to Class A Shares ten years after the end of the calendar month in which such shares were purchased. Class C Shares purchased on or after January 1, 1997 do not possess a conversion feature. For the years ended August 31, 2000 and 1999, no Class C Shares converted to Class A Shares. Class B and C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within five years of the purchase

NOTES TO
FINANCIAL STATEMENTS

August 31, 2000

for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule.

                                                                CONTINGENT DEFERRED
                                                                    SALES CHARGE
                                                                  AS A PERCENTAGE
                                                                  OF DOLLAR AMOUNT
                                                                 SUBJECT TO CHARGE
                                                             --------------------------
YEAR OF REDEMPTION                                           CLASS B            CLASS C
First......................................................   4.00%              1.00%
Second.....................................................   4.00%               None
Third......................................................   3.00%               None
Fourth.....................................................   2.50%               None
Fifth......................................................   1.50%               None
Sixth and Thereafter.......................................    None               None

    For the year ended August 31, 2000, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $163,500 and CDSC on redeemed shares of approximately $1,027,900. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $534,923,104 and $588,060,152, respectively.

5. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

    Annual fees under the Plans of up to .25% of Class A average net assets and 1.00% each for Class B and Class C average net assets are accrued daily. Included in these fees for the year ended August 31, 2000, are payments retained by Van Kampen of approximately $2,470,000.

6. BORROWINGS

In accordance with its investment policies, the Fund may borrow from banks for temporary purposes and is subject to certain other customary restrictions. Effective November 30, 1999, the Fund, in conjunction with certain other funds of Van Kampen, has entered in to a $650,000,000 committed line of credit facility

NOTES TO
FINANCIAL STATEMENTS

August 31, 2000

with a group of banks which expires on November 28, 2000, but is renewable with the consent of the participating banks. Each fund is permitted to utilize the facility in accordance with the restrictions of its prospectus. In the event the demand for the credit facility meets or exceeds $650 million on a complex-wide basis, each fund will be limited to its pro-rata percentage based on the net assets of each participating fund. Interest on borrowings is charged under the agreement at a rate of 0.50% above the federal funds rate per annum. An annual commitment fee of 0.09% per annum is charged on the unused portion of the credit facility, which each fund incurs based on its pro-rate percentage of quarterly net assets. The Fund has not borrowed against the credit facility during the period.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of Van Kampen High Income Corporate Bond Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of Van Kampen High Income Corporate Bond Fund (the "Fund"), as of August 31, 2000, and the related statement of operations, changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit. The statement of changes in net assets of the Fund for the year ended August 31, 1999, and the financial highlights for each of the four years in the period then ended were audited by other auditors whose report dated October 6, 1999, expressed an unqualified opinion on those statements.

    We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosure in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the 2000 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of August 31, 2000, and the results of its operations, changes in its net assets and its financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP

Chicago, Illinois
October 13, 2000

           VAN KAMPEN FUNDS

THE VAN KAMPEN
FAMILY OF FUNDS

Growth

   Aggressive Growth
   American Value*
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology

Growth and Income

   Comstock
   Equity Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value

Global/International

   Asian Growth
   Emerging Markets
   European Equity
   Global Equity
   Global Equity Allocation
   International Magnum
   Latin American
   Strategic Income*
   Tax Managed Global Franchise
   Worldwide High Income

Income

   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income

Capital Preservation

   Reserve
   Tax Free Money

Senior Loan

   Prime Rate Income Trust
   Senior Floating Rate

Tax Free

   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term Municipal
     Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income

To find out more about any of these funds, ask your financial advisor for a prospectus, which contains more complete information, including sales charges, risks, and ongoing expenses. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  WWW.VANKAMPEN.COM--
  to view a prospectus, select
  Download Prospectus                                            [COMPUTER ICON]

- call us at 1-800-341-2911
  weekdays from 7:00 a.m. to 7:00 p.m.
  central time. Telecommunications
  Device for the Deaf users, call
  1-800-421-2833.

                                                                    [PHONE ICON]

- e-mail us by visiting
  WWW.VANKAMPEN.COM and
  selecting Contact Us

                                                            [MAIL ICON]

 * Closed to new investors

** Open to new investors for a limited time

FUND OFFICERS AND IMPORTANT ADDRESSES
VAN KAMPEN HIGH INCOME CORPORATE BOND FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
PHILLIP B. ROONEY
FERNANDO SISTO
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

OFFICERS

RICHARD F. POWERS, III*
   President

STEPHEN L. BOYD*
   Executive Vice President and
   Chief Investment Officer

A. THOMAS SMITH III*
   Vice President and Secretary

JOHN L. SULLIVAN*
   Vice President, Treasurer and
   Chief Financial Officer

RICHARD A. CICCARONE*
JOHN R. REYNOLDSON*
MICHAEL H. SANTO*
JOHN H. ZIMMERMANN, III*
   Vice Presidents

INVESTMENT ADVISER
VAN KAMPEN ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR
VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT
VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS(1)
ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

                      TAX NOTICE TO CORPORATE SHAREHOLDERS
 For the fiscal year ended August 31, 2000, 2% of the dividends taxable as ordinary income qualified for the 70% dividends received deduction for corporations.

(1) Independent auditors for the Fund perform an annual audit of the Fund's financial statements. The Board of Trustees has engaged Ernst & Young LLP to be the Fund's independent auditors.

     PricewaterhouseCoopers LLP ceased being the Fund's independent auditors effective May 18, 2000. The cessation of the client-auditor relationship between the Fund and PricewaterhouseCoopers was based solely on a possible future business relationship by PricewaterhouseCoopers with an affiliate of the Fund's investment adviser.

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

(C)  Van Kampen Funds Inc., 2000. All rights reserved.

(SM) denotes a service mark of Van Kampen Funds Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charges on shares of the Fund, and other pertinent data. After January 31, 2001, the report if used with prospective investors, must be accompanied by a monthly performance update.